SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 17, 2003

IXIA

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-31523 (Commission File Number)	95-4635982 (I.R.S. Employer Identification No.)

26601 W. Agoura Road, Calabasas, CA (Address of principal executive offices)	91302 (Zip Code)

Registrant’s telephone number, including area code: (818) 871-1800

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed as a part of this Report:

Exhibit No.	Description

99.1	Press Release dated July 17, 2003 of Ixia

Item 9. Regulation FD Disclosure.

     The following information, although listed under Item 9 of this Current Report on Form 8-K, is being furnished under “Item 12. Results of Operations and Financial Condition,” in accordance with SEC Release Nos. 33-8216 and 34-47583.

     The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information on this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     On July 17, 2003, Ixia issued a press release announcing its financial results for the fiscal quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia

Dated: July 17, 2003	By:	/s/ Thomas B. Miller

Thomas B. Miller Chief Financial Officer

2

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 17, 2003 of Ixia